Exhibit 99.2

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into as of August 29, 2005, by and among WCI COMMUNITIES, INC., a Delaware corporation (“Borrower”), each lender party to the Credit Agreement (“Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, and L/C Issuer.

R E C I T A L S

A. Reference is hereby made to that certain Credit Agreement dated as of August 13, 2004, executed by Borrowers, Lenders, and Administrative Agent (as amended, the “Credit Agreement”).

B. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

C. Borrower, Administrative Agent, and Lenders desire to modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to the Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended to delete clause (k)(iii) in the definition of “Borrowing Base” in its entirety and replace such clause with the following:

“(iii) the portion of the Borrowing Base attributable to Tower Construction Projects financed under this Agreement shall not at any time exceed $250,000,000;”

(b) Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Core Business” in its entirety and replace such definition with the following (for clarification the added language is underlined in this Agreement):

“Core Businesses” means the business of planning, designing, engineering, developing, constructing, marketing, selling, financing, managing and operating real estate including business and commercial projects, office buildings, residential subdivisions, condominiums (including low-, mid- and high-rise condominiums), villa developments, single family residences, timeshares, hotels, and related amenity improvements, which include golf clubs, marinas, tennis facilities, and restaurants. In connection with the activities described above, the Consolidated Group engages in planning, designing and engineering, land development, construction/home building, marketing, real estate sales and brokerage, mortgage brokerage and finance, title insurance, brokerage of homeowners and property insurance, property management, management of homeowner/condominium associations, fee based property development and construction management services, real estate franchise brokerage business and the operation of golf clubs, restaurants, marinas, conservation areas, rest areas, hotels and health care facilities. The Consolidated Group may also engage in various service business activities ancillary to and consistent with its ownership and operation of real estate, such as pest control and security services.

1	Second Amendment to WCI Credit Agreement

2. Amendments to Credit Agreement and Other Loan Documents.

(a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement as modified and amended by this Agreement, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

(b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

3. Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Agreement, (b) ratifies and confirms that all guaranties and assurances, granted, conveyed, or assigned to Administrative Agent and Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Agreement and continue to guarantee and assure full payment and performance of the present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Administrative Agent or Lenders may reasonably request in order to create, preserve and protect those guaranties and assurances.

4. Representations. Borrower represents and warrants to Lenders that as of the date of this Agreement: (a) this Agreement has been duly authorized, executed, and delivered by each such Loan Party; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance of this Agreement; (c) the Loan Documents, as amended by this Agreement, are valid and binding upon each Loan Party that is a party thereto and are enforceable against each Loan Party in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance of this Agreement does not require the consent of any other Person and do not and will not constitute a violation of any Laws, order of any Governmental Authority, or material agreements to which any Borrower is a party or by which Borrower is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Agreement, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to this Agreement, no Default or Event of Default exists.

5. Conditions. This Agreement shall not be effective unless and until:

(a) this Agreement is executed by each Loan Party, Administrative Agent, and Required Lenders;

(b) the representations and warranties in this Agreement are true and correct in all material respects on and as of the date of this Agreement, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and

(c) both before and after giving effect to this Agreement, no Default or Event of Default exists.

6. Continued Effect. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

2	Second Amendment to WCI Credit Agreement

7. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Agreement shall be construed — and its performance enforced — under New York law, (d) if any part of this Agreement is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

8. Parties. This Agreement binds and inures to each of the parties hereto and their respective successors and permitted assigns.

9. ENTIRETIES. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Pages to Follow.]

3	Second Amendment to WCI Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, an L/C Issuer, and as a Lender

By:

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WACHOVIA BANK, N.A., as Syndication Agent, an L/C Issuer, and as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

KEYBANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION, as Co-Documentation Agent and as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

JPMORGAN CHASE BANK, as Co-Documentation Agent and as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

AMSOUTH BANK, AN ALABAMA STATE CHARTERED BANK, as a Lender

By:
Sean Davis
Senior Vice President

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

BANKUNITED FSB, as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

CITICORP NORTH AMERICA, INC., as a Lender

By:
Blake Gronich
Vice President

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

COMERICA BANK, as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

COMPASS BANK, as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

FIFTH THIRD BANK, A MICHIGAN BANKING CORPORATION, as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

GUARANTY BANK, as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

KBC BANK N.V., as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

MIDFIRST BANK, A FEDERALLY CHARTERED SAVINGS ASSOCIATION, as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

NATIONAL CITY BANK, as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

SOVEREIGN BANK, as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

SUNTRUST BANK, as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

UBS LOAN FINANCE LLC, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

WASHINGTON MUTUAL BANK, FA, as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

FRANKLIN BANK, SSB, as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

PNC BANK, NA, as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse First Boston, acting through its Cayman Islands Branch), as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

JPMorgan Chase Bank, N.A., as a Lender

By:
Kimberly Turner
Vice President

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

WCI COMMUNITIES, INC., as Borrower

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein

To induce Administrative Agent, L/C Issuer, Swing Lender, and Lenders (collectively, the “Credit Parties”) to enter into this Second Amendment, the undersigned jointly and severally (a) consent and agree to this letter’s execution and delivery, (b) ratify and confirm that all guaranties, assurances, and Liens granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Second Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), and (c) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Credit Parties and their respective successors and permitted assigns.

GUARANTORS:

RESORT AT SINGER ISLAND PROPERTIES, INC.	FLORIDA DESIGN COMMUNITIES, INC.
WATERMARK REALTY, INC.	GATEWAY COMMUNITIES, INC.
FINANCIAL RESOURCES GROUP, INC.	GATEWAY COMMUNICATIONS SERVICES, INC.
FLORIDA LIFESTYLE MANAGEMENT COMPANY	GATEWAY REALTY SALES, INC.
FIRST FIDELITY TITLE, INC.	HERON BAY, INC.
SUN CITY CENTER GOLF PROPERTIES, INC.	HERON BAY GOLF COURSE PROPERTIES, INC.
SUN CITY CENTER REALTY, INC.	MARBELLA AT PELICAN BAY, INC.
WCI ARCHITECTURE & LAND PLANNING, INC.	PELICAN BAY PROPERTIES, INC.
WCI CAPITAL CORPORATION	PELICAN LANDING GOLF RESORT VENTURES, INC.
THE COLONY AT PELICAN LANDING GOLF CLUB, INC.	PELICAN MARSH PROPERTIES, INC.
JYC HOLDINGS, INC.	TARPON COVE REALTY, INC.
PELICAN LANDING COMMUNITIES, INC.	TARPON COVE YACHT & RACQUET CLUB, INC.
PELICAN LANDING PROPERTIES, INC.	TIBURON GOLF VENTURES, INC.
SARASOTA TOWER, INC.	WCI REALTY, INC.
WCI GOLF GROUP, INC.	BAY COLONY - GATEWAY, INC.
WCI COMMUNITIES PROPERTY MANAGEMENT, INC.	COMMUNITY SPECIALIZED SERVICES, INC.
WATERMARK REALTY REFERRAL, INC.	WCI AMENITIES, INC.
WCI HOMES, INC.	WCI BUSINESS DEVELOPMENT, INC.
BAY COLONY REALTY ASSOCIATES, INC.	WCI HOMEBUILDING, INC.
BAY COLONY OF NAPLES, INC.	WCI HOMEBUILDING NORTHEAST U.S., INC.
COMMUNITIES AMENITIES, INC.	WCI MARKETING, INC.
COMMUNITIES HOME BUILDERS, INC.	WCI TOWERS, INC.
CORAL RIDGE COMMUNITIES, INC.	COMMUNITIES FINANCE COMPANY, LLC
CORAL RIDGE PROPERTIES, INC.	FLORIDA NATIONAL PROPERTIES, INC.
CORAL RIDGE REALTY, INC.	WCI REALTY NEW JERSEY, INC.
CORAL RIDGE REALTY SALES, INC.	WCI REALTY, NEW YORK, INC.
WCI REALTY CONNECTICUT, INC.

By:
, in his capacity as
Vice President of each Guarantor listed above

Signature Page to Second Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and Lenders Defined Therein